Exhibit 10.6

Execution Version

INCREMENTAL JOINDER AGREEMENT dated as of May 11, 2017 (this “Agreement”), to the CREDIT AGREEMENT dated as of December 1, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the LENDERS and LETTER OF CREDIT ISSUERS from time to time party thereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent (the “Administrative Agent”).

WHEREAS, pursuant to the Credit Agreement and the First Amendment (as defined in the Credit Agreement), the Lenders have made Initial Term Loans (as defined in the Credit Agreement) to the Borrower on the terms and subject to the conditions set forth therein (such Initial Term Loans outstanding immediately prior to the Effective Date (as defined below), the “Existing Term Loans”);

WHEREAS, the Borrower, in accordance with Section 2.14 of the Credit Agreement, hereby requests that the 2017 Term Loan Lender (as defined below) provide Additional Term Loans (as defined in the Credit Agreement) on the Effective Date in the form of additional Initial Term Loans in an aggregate principal amount of $110,000,000 (the “2017 Term Loan”), subject to the terms and conditions set forth herein and in the Credit Agreement;

WHEREAS, JPMCB (the “2017 Term Loan Lender”) has agreed to provide the 2017 Term Loan to the Borrower on the Effective Date, subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, this Agreement is a Joinder Agreement entered into pursuant to Section 2.14(a) of the Credit Agreement to provide for the making of the 2017 Term Loan referred to above.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “Additional Qualified Assets” means the temperature-controlled warehouse sites located in Rochelle, Illinois and Hatfield, Pennsylvania.

SECTION 2. 2017 Term Loan.

(a) On the terms and subject to the conditions set forth herein and in the Credit Agreement, the 2017 Term Loan Lender hereby agrees to provide the 2017 Term Loan on the Effective Date. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed. The commitment of the 2017 Term Loan Lender under this Section 2(a) shall automatically terminate upon the making of the 2017 Term Loan on the Effective Date.

(b) On and after the Effective Date, all Existing Term Loans and the 2017 Term Loan shall constitute the same Class of Loans for all purposes of the Credit Agreement and the other Loan Documents, which Class of Loans is designated “Initial Term Loans” in the Credit Agreement. It is the intent of the parties to this Agreement that the 2017 Term Loan be included in each outstanding Borrowing of Existing Term Loans on a pro rata basis. In furtherance of the foregoing, and notwithstanding anything to the contrary in the Credit Agreement, each of the parties hereto agrees that a portion of the 2017 Term Loan shall be allocated to each outstanding Borrowing of Existing Term Loans on a pro rata basis and that the interest rate applicable to each such portion of the 2017 Term Loan allocated to any Borrowing of Eurodollar Loans for the remainder of the existing Interest Period applicable to such Borrowing shall equal the Eurodollar Rate applicable on the Effective Date to the Existing Term Loans included in such Borrowing plus the Applicable Margin for such Borrowing. It is acknowledged and agreed that each payment of interest on the Initial Term Loans (including the 2017 Term Loan) shall be allocated by the Administrative Agent among the Term Lenders in a manner that reflects the actual number of days of interest accrued on the outstanding principal amount of the 2017 Term Loan compared to the actual number of days of interest accrued on the outstanding principal amount of the Existing Term Loans.

(c) Subject to the terms and conditions set forth herein, on the Effective Date, the 2017 Term Loan Lender shall become, to the extent it is not already, an “Initial Term Loan Lender”, a “Term Lender” and a “Lender” under the Credit Agreement and shall have all the rights and obligations of an “Initial Term Loan Lender”, a “Term Loan Lender” and a “Lender” holding an Initial Term Loan under the Credit Agreement.

(d) The proceeds of the 2017 Term Loan shall be used solely (i) to repay certain of the CMBS Financings associated with the Additional Qualified Assets, (ii) for development and expansion of the Additional Qualified Assets, (iii) to pay fees and expenses in connection with the foregoing and this Agreement and (iv) for working capital and general corporate purposes of the Borrower and its Subsidiaries.

(e) The 2017 Term Loan Lender, by delivering its signature page to this Agreement on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Effective Date.

SECTION 3. Amendments to Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:

“2017 Term Loan”: the Initial Term Loans made to the Borrower pursuant to Section 2(a) of the 2017 Joinder Agreement.

“2017 Joinder Agreement”: Incremental Joinder Agreement dated as of May 11, 2017, among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

(b) The definition of the term “Initial Term Loan” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Term Loan”: the Closing Date Initial Term Loans, the Additional Initial Term Loans and the 2017 Term Loan.

(c) Section 2.5(b) of the Credit Agreement is hereby amended by replacing the grid set forth immediately after such Section in its entirety with the following:

Date	Initial Term Loan
June 30, 2017	$2,048,015.59
September 30, 2017	$2,048,015.59
December 31, 2017	$2,048,015.59
March 31, 2018	$2,048,015.59
June 30, 2018	$2,048,015.59
September 30, 2018	$2,048,015.59
December 31, 2018	$2,048,015.59
March 31, 2019	$2,048,015.59
June 30, 2019	$2,048,015.59
September 30, 2019	$2,048,015.59
December 31, 2019	$2,048,015.59
March 31, 2020	$2,048,015.59
June 30, 2020	$2,048,015.59
September 30, 2020	$2,048,015.59
December 31, 2020	$2,048,015.59
March 31, 2021	$2,048,015.59
June 30, 2021	$2,048,015.59
September 30, 2021	$2,048,015.59
December 31, 2021	$2,048,015.59
March 31, 2022	$2,048,015.59
June 30, 2022	$2,048,015.59
September 30, 2022	$2,048,015.59
Term Loan Maturity Date	Remaining outstanding amounts

SECTION 4. Covenants.

(a) [Reserved].

(b) Within 60 days of the Effective Date, the Additional Qualified Assets shall be added as Eligible Owned Assets to the Borrowing Base and the Subsidiaries of the Borrower owning such Real Property shall become Qualified Asset Guarantors under the Credit Agreement, in each case in accordance with Section 8.10 of the Credit Agreement, and subject to Section 8.17 of the Credit Agreement.

SECTION 5. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to the 2017 Term Loan Lender as of the Effective Date that:

(a) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Both before and after giving effect to the making of the 2017 Term Loan, the representations and warranties made by or on behalf of any Group Member in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) as of such earlier date.

(c) At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.

(d) After giving effect to this Agreement, Availability shall be equal to or greater than $0.

SECTION 6. Effectiveness. This Agreement shall become effective as of the date first above written (the “Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties and the 2017 Term Loan Lender;

(b) each of the representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects (or, if qualified by materiality, in all respects);

(c) the Administrative Agent shall have received documents and certificates of the Borrower and the other Loan Parties certifying (i) that the New Loan Commitments do not exceed the Maximum Incremental Facilities Amount, which certificate shall be in reasonable detail and shall provide the calculations and basis therefor, (ii) that the representations and warranties set forth in Section 5 hereof are true and correct in all material respects (or, if qualified by materiality, in all respects) and (iii) the organization, existence and good standing of the Borrower and the other Loan Parties, the authorization of this Agreement and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received a signed legal opinion of (i) King & Spalding LLP, counsel to the Loan Parties, (ii) Greenberg Traurig LLP, Massachusetts counsel to the Loan Parties, (iii) Smith, Slusky, Pohren & Rogers, LLP, Nebraska counsel to the Loan Parties and (iv) Stoel Rives LLP, Minnesota counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(e) the 2017 Term Loan Lender shall have received, at least five (5) Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including the Patriot Act, in each case as requested at least ten (10) Business Days prior to the Effective Date;

(f) the Borrower shall have delivered (i) a Notice of Borrowing with respect to the 2017 Term Loan borrowed on the Effective Date and (ii) a Conversion/Continuation Notice, to the extent necessary to provide that the Existing Term Loans and the 2017 Term Loan, collectively, are either all ABR Loans or all Eurodollar Loans with identical Interest Periods; and

(g) the Administrative Agent shall have received payment of all fees and expenses for which invoices have been presented that are required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Agreement, including those expenses set forth in Section 10 hereof in each case, to the extent invoiced at least three Business Days prior to the date hereof.

SECTION 7. Effects on Loan Documents; No Novation.

(a) Except as expressly set forth herein, this Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Collateral Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Collateral Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 8. Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH IN SECTION 12.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts; Agreement. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of an original executed counterpart thereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the 2017 Term Loan Lender.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement to the extent required under Section 12.5 of the Credit Agreement.

SECTION 11. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Agreement, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Collateral Documents are, and shall remain, in full force and effect immediately after giving effect to this Agreement.

SECTION 12. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD LOGISTICS, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD NEBRASKA LEASING LLC, a Nebraska limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD PROPCO PHOENIX VAN BUREN LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REAL ESTATE, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REALTY, INC., a Delaware corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD TRANSPORTATION SERVICES, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART AL HOLDING LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER GP LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART ICECAP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MANAGER L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER GP LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1 A L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-1 A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-1B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-1 C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006- lA L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-1B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-1C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-l A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-1 B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-1 C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART QUARRY TRS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER GP LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS COLD STORAGE LOGISTICS LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ATLANTA) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (DENVER) LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (PHOENIX) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ROANOKE) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

KC UNDERGROUND, L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VCD PLEDGE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD ATLAS LOGISTICS SERVICES USA LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD LOGISTICS, LLC, a Delaware limited liability com

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD MIDWEST LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST LOGISTICS, LLC, a Massachusetts limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST, INC., a Massachusetts corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD TEXAS, L.P., a Texas limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD USA, INC., a Minnesota corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as 2017 Term Loan Lender,

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President